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                                                                    EXHIBIT 99.1


                         PRIVATE CAPITAL INVESTORS, INC.
                              511 N.E. 94TH STREET
                           MIAMI SHORES, FLORIDA 33138

                                   May 2, 2001

Dr. Michael Cowpland
President and CEO
Zim Technologies International, Inc.
20 Colonnade Road, Suite 200
Nepean, Ontario Canada K2E7M6

       RE: PROPOSED ACQUISITION OF ZIM TECHNOLOGIES INTERNATIONAL, INC. ("ZTI") BY PRIVATE CAPITAL INVESTORS, INC. ("PCI")

Dear Dr. Cowpland:

         This letter confirms the understanding of ZTI and PCI with respect to the proposed acquisition of ZTI by PCI (the "Acquisition").

         This letter contains only a general summary of the terms of the Acquisition and certain related transactions, and, except as provided in Sections 7, 8, 9 and 10 below, is not intended as a binding agreement or an agreement to agree. The definitive terms of the Acquisition and the related transactions will be contained in a formal and binding acquisition agreement (the "Acquisition Agreement") which will contain representations, warranties, covenants, indemnifications and other provisions which are acceptable to the parties in their sole discretion.

         1.       TERMS OF ACQUISITION.

                  PCI will acquire ZTI by purchase of all of the issued and outstanding shares of ZTI, pursuant to which the shareholders of ZTI will exchange their shares in ZTI for shares in PCI. The Acquisition is intended to qualify as a tax-free transaction under Canadian law. The total issued and outstanding shares of PCI following the Acquisition will consist of 38,386,376 shares, with 32,850,921 common shares to be held by the current ZTI shareholders, approximately 4,000,000 common and special shares to be held by the Investors (as defined below) and 1,535,455 common shares to be held by the current PCI shareholders. All outstanding options to purchase shares of the common stock of ZTI held by officers, directors, employees and consultants of ZTI shall be exchanged for options to purchase an equal number of shares of the common stock of PCI. The exercise price of the options will remain at the current exercise price of CDN 1.00 per share.


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         2.       STRUCTURE OF ACQUISITION AND RELATED TRANSACTIONS.

                  The parties anticipate the Acquisition and related transactions will involve the following principal steps:

                  (a) STOCK SPLIT. PCI will effect a stock split (the "Stock Split"), so that PCI will have 1,535,455 common shares. At the effective date of the Continuance, PCI's current shareholders will hold these shares in the amounts set forth on Appendix A to this letter.

                  (b) ESTABLISHMENT OF SECONDARY MARKET IN PCI SHARES. PCI will contact one or more market makers to establish a secondary market for the shares of PCI, provided that ZTI has first approved such market makers. One of these market makers will submit information regarding PCI on Form 211 to NASDAQ to permit trading of the shares of PCI through the OTC Bulletin Board. At the present time, a portion of the PCI shares held by the current PCI shareholders may be resold to the public under Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"). It is anticipated that the current shareholders of PCI will sell a portion of these shares to the public in order to initiate public trading in the shares of PCI, subject to the limitations set forth in Section 3(a).

                  (c) PURCHASE OF SHARES IN ZTI BY INVESTORS. A group of Canadian investors (the "Investors") will purchase up to CDN4,000,000 of the common and special shares of ZTI. Each special share will convert into one common share of ZTI under certain conditions. As part of the purchase, ZTI will agree that the Investors will receive registration rights from PCI as part of the Acquisition. The sale of the shares will be an exempt transaction under Section 72(1)(d) and (p) of the SECURITIES ACT (Ontario).

                  (d) CHANGE OF PCI'S NAME. PCI will change its name to one selected by ZTI. PCI will use its best efforts to complete the name change as soon as possible, but in no event later than the closing of the Acquisition.

                  (e) DUE DILIGENCE INVESTIGATIONS. The parties will undertake due diligence investigations of each other.

                  (f) NEGOTIATION AND EXECUTION OF DEFINITIVE ACQUISITION AGREEMENT. After the completion of due diligence investigations, the parties will negotiate and execute the definitive Acquisition Agreement.

                  (g) PREPARATION OF REGISTRATION STATEMENTS. PCI will prepare registration statements to be filed with the Securities and Exchange Commission (the "SEC") with respect to the transactions contemplated by this letter. PCI will file these registration statements with the SEC


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         after the execution of the definitive Acquisition Agreement. The purpose of the registration statements will be:

                  (i) to register the distribution of the PCI shares currently held by Global Intermatch Corp. ("Global") to Global's shareholders (the "Spinoff");

                  (ii) to register the shares in PCI which will be deemed to be issued to the shareholders of PCI as a result of the continuance of PCI (the "Continuance") under the Canadian Business Corporation Act ("CBCA"); and

                  (iii) to register the issuance of the shares of PCI to be issued to the current shareholders of ZTI and the Investors pursuant to the Acquisition. PCI will file a similar document with the Ontario Securities Commission ("OSC") as its preliminary prospectus qualifying the conversion of the ZTI special shares into common shares.

                  (h) SPINOFF OF PCI SHARES BY GLOBAL. Global will distribute 89,000 of its PCI shares to its shareholders. PCI will register the distribution of the shares by Global under the Securities Act on Form SB-2 to be filed with the SEC.

                  (i) CONTINUANCE. Prior to the consummation of the Acquisition, PCI will file articles of continuance under the CBCA. As part of the Continuance, PCI will change its name to one selected by ZTI. PCI will register the Continuance under the Securities Act or Form S-4 to be filed with the SEC.

                  (j) ACQUISITION OF ZTI. After the Continuance of PCI under the CBCA, PCI will acquire all of the outstanding shares of ZTI in a share exchange pursuant to an offer to acquire all shares of ZTI (a "takeover bid" under the CBCA). PCI will register the issuance of its shares to the ZTI shareholders under the Securities Act on Form S-4 to be filed with the SEC.

                  (k) AMEX LISTING. After a sufficient number of PCI shares are resold in the public market, PCI will seek to have its outstanding shares listed on AMEX.

         3.       ADDITIONAL AGREEMENTS.

                  (a) LOCK-UP AGREEMENTS WITH CERTAIN PCI SHAREHOLDERS. The Acquisition Agreement will provide that the shares of PCI held by Stuart Cooper, Cooper Family Holdings, Pasadena Investments, Ltd., Thornhill Consulting, Ltd. and Global will be subject to the following resale restrictions:


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                  (i)      Except as provided below, the shares may not be
                           resold, without the consent of ZTI, until three months after the listing of PCI's shares on the AMEX. Notwithstanding the foregoing: (i) Global may donate up to 90,000 of its PCI shares to one or more charities; (ii) Global may sell up to 10,000 of its PCI shares into the public market; (iii) Global may transfer up to 1,000 of its PCI shares to the transfer agent for PCI; (iv) Global may distribute 89,000 shares of PCI pursuant to the Spinoff; and (v) Cooper Family Holdings or its beneficiaries may sell up to 10,000 of its PCI shares into the public market.

                  (ii) After the listing of PCI's shares, each shareholder may resell four percent (4%) of their shares each month, with such restrictions expiring two (2) years after the listing of PCI's shares.

                  (iii) The foregoing limitations are in addition to any restrictions imposed under Canadian law.

                  (b) REGISTRATION RIGHTS. The Acquisition Agreement will grant registration rights to persons who are subject to resale restrictions under the Securities Act following the consummation of the Acquisition. The grant of the registration rights will be subject to customary terms and conditions.

         4.       CLOSING CONDITIONS.

                  (a) The definitive Acquisition Agreement will provide that the obligation of PCI to consummate the transactions contemplated by the Acquisition Agreement will be subject to the following conditions:

                  (i) the approval of the Continuation and Acquisition by a majority of the holders of the outstanding common stock of PCI, and

                  (ii)     other customary conditions.

                  (b) The definitive Acquisition Agreement will provide that the obligation of ZTI to consummate the transactions contemplated by the Acquisition Agreement shall be subject to the following conditions:

                  (i)      the consummation of the Stock Split.

                  (ii)     the consummation of the Spinoff.

                  (iii)    the consummation of the Continuation.


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                  (iv)     the effectiveness of the registration statements
                           filed with the SEC.

                  (v) the qualification of the Acquisition as a tax-free transaction under applicable Canadian income tax law.

                  (vi)     other customary conditions.

         5. DUE DILIGENCE INVESTIGATION BY ZTI. For a period of 30 days following the date of this letter (the "Inspection Period"), ZTI and its representatives may make such examinations and inspections of PCI as they may reasonably require to analyze its financial condition, assets, legal matters, business and affairs, so long as such examinations do not unreasonably interfere with the conduct of its business. PCI shall additionally cause PCI's attorneys, accountants and other advisors and agents to cooperate with ZTI in its investigation and to make their files and work papers available to ZTI.

         6. DUE DILIGENCE INVESTIGATION BY PCI. During the Inspection Period, PCI and its representatives may make such examinations and inspections of ZTI as they may reasonably require to analyze its financial condition, assets, legal matters, business and affairs, so long as such examinations do not unreasonably interfere with the conduct of its business. ZTI shall additionally cause ZTI's attorneys, accountants and other advisors and agents to cooperate with PCI in its investigation and to make their files and work papers available to PCI.

         7. EXPENSES; FINDER'S FEES. Except as set forth in the letter agreement dated April 18, 2001 between Cooper Consultants, Inc. and ZTI, each party agrees to pay, without right of reimbursement from the other party and regardless of whether or not the transactions contemplated by this letter are consummated, the costs incurred by it in connection with this transaction, including attorney's fees and other costs incident to the negotiation of the terms of the transaction and the preparation of related documentation. Each party (the "Indemnifying Party") will indemnify and hold the others harmless from any loss, liability or expense (including without limitation attorneys' fees) arising from any claims made by any broker or finder engaged (or who claims he was engaged) by the Indemnifying Party.

         8. PRESS RELEASES AND PUBLIC ANNOUNCEMENTS. None of the parties will make any press release or other public disclosure of this letter without the prior written consent of the other party, except as required by applicable law or the requirements of any stock exchange or quotation system on which their shares may then be traded. In this connection, the parties acknowledge that PCI will be obligated to announce the execution of this letter through the issuance of a press release and the filing of a Current Report on Form 8-K with the SEC. PCI will provide ZTI with a copy of its proposed press release and Form 8-K prior to their issuance and filing, and will make any changes to these items which may be reasonably requested by PCI.

         9. EXCLUSIVE DEALING. For a period of thirty (30) days from the date of this letter, ZTI and PCI agree that neither of them will (i) enter into any agreement for, or consummate, any merger, consolidation, amalgamation, share exchange or similar transaction; (ii) sell all or substantially all of their assets; or (iii) issue shares to one or more third parties in a transaction


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which could result in a change of control of PCI or ZTI, as applicable.
Additionally, none of ZTI and the officers and directors of ZTI, on the one hand, and PCI and the officers and directors of PCI, on the other hand, shall enter into negotiations, solicit, encourage or respond to offers for any such transaction, except for the negotiations related to the consummation of the transactions contemplated by this letter. The foregoing restriction shall not apply to the proposed amalgamation of ZTI with companies controlled by Blake Batson.

         10. NON-DISCLOSURE OF CONFIDENTIAL INFORMATION. The parties acknowledge that they have previously entered into confidentiality agreements and agree to comply with the terms of such agreements.

         11. NON-BINDING LETTER OF INTENT. The parties understand that the Acquisition is subject to a number of contingencies, including without limitation, completion of the due diligence investigations contemplated by Sections 4 and 5 and the negotiation of the terms of the Acquisition Agreement. Accordingly, there can be no assurance that the parties will sign the Acquisition Agreement. In the event that the parties do not execute the Acquisition Agreement within thirty (30) days from the date of this letter: (i) this letter of intent shall be automatically canceled, except for the parties' obligations under Sections 7, 8 and 10, which shall survive such cancellation; and (ii) the parties shall be relieved of all other obligations under this letter of intent, except for the parties' obligations under Sections 7, 8 and 10.

         12. COUNTERPARTS. This letter may be signed in one or more counterparts, each of which will be considered an original and all of which will constitute the same document.

         13. GOVERNING LAW. This letter shall be governed by the laws of Florida without regard to its principles of conflicts of laws.


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         If this letter correctly sets forth our understanding, please execute the enclosed copy of this letter and return it to the undersigned. We look forward to the successful consummation of this transaction.

                                              Very truly yours,

                                              PRIVATE CAPITAL INVESTORS, INC.


                                              By: /s/ STUART D. COOPER
                                                  -----------------------------
                                                  Stuart D. Cooper, President





AGREED TO AND ACCEPTED
THIS 2ND DAY OF MAY, 2001:

ZIM TECHNOLOGIES INTERNATIONAL, INC.

By:  /s/  MICHAEL COWPLAND
     ----------------------------------------
     Dr. Michael Cowpland, President and CEO







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                                   APPENDIX A

                        SHAREHOLDERS OF PCI (POST-SPLIT)

Stuart Cooper                                                423,000
Cooper Family Holdings                                       423,000
Pasadina                                                      48,000
Thornhill                                                    430,000
Global                                                       100,455
Purchasers from Cooper Family Holdings                        10,000
Purchasers from Global                                        10,000
Donees of Global                                              90,000
Transfer Agent (from Global)                                   1,000
                                                           ---------
               TOTAL                                       1,535,455
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